UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 22, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




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SIMULTANEOUSLY  SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
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      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

                 On September 22, 2006, First Montauk Financial Corp. ("First Montauk"), as tenant, and IPofA Water View, LLC, a Delaware limited liability company, as landlord ("Landlord"), entered in a Deed of Lease Agreement ("Lease") for general office space consisting of approximately 29,800 useable square feet located at 10 Highway 35, Red Bank, New Jersey in the Township of Middletown, County of Monmouth, New Jersey ("Leased Premises"). First Montauk will use the Leased Premises as its corporate headquarters and general office space for its business operations. The Lease is for a term of ten years (120 months) with a commencement date of September 22, 2006, provided that in the event the Leased Premises cannot be delivered to First Montauk on the commencement date for any reason, then the commencement date will be adjusted to the date possession is given to First Montauk and the expiration date will be adjusted to reflect the term of the Lease. Since the Leased Premises are scheduled to undergo renovations, the actual commencement date is anticipated to be sometime during the second calendar quarter of 2007. Pursuant to the Lease the rent will be $61,090.00 per month.

                 Landlord is an indirect wholly-owned subsidiary of Edward H. Okun, a private investor. Mr. Okun is also the controlling person of FMFG Ownership, Inc. and FMFG AcquisitionCo, Inc. which entered into an Agreement and Plan of Merger, dated as of May 5, 2006 ("Merger Agreement") with First Montauk. Pursuant to such Merger Agreement, upon completion of the merger, First Montauk will no longer be a publicly traded company and will be a wholly-owned subsidiary of FMFG Ownership, Inc.

                 The foregoing description of the Lease is qualified in its entirety by reference to the Lease attached as Exhibit 10.1 to this Current Report on Form 8-K.


Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibit is filed or furnished herewith:

              10.1 Form of Deed of Lease Agreement dated as of September 22, 2006 between IPofA Water View, LLC and First Montauk Financial Corp.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: President and
                                                         Chief Executive Officer
                                                  Date:  September 26, 2006



                                  EXHIBIT INDEX


    Exhibit     Description
    Number
    ------
      10.1      Form of Deed of Lease Agreement dated as of September 22, 2006 between IPofA Water View, LLC and First Montauk Financial Corp.